UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

Twin Vee PowerCats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1
Ft. Pierce, Florida 34982

(Address of principal executive offices)

(772) 429-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2022, Twin Vee PowerCats Co. (“Twin Vee Co.” or the “Company”), a Delaware corporation, and the Company’s parent corporation, Twin Vee Powercats, Inc., a Florida corporation (“Twin Vee Inc.”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Twin Vee Inc. will merge with and into the Company, with the Company surviving the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of capital stock of Twin Vee Inc. (other than any shares held as treasury stock, that will be cancelled), and the holders of Twin Vee Inc. common stock will receive in the Merger one share of the Company’s common stock in exchange for 41.7128495 shares of Twin Vee Inc. common stock they own, for a maximum of 4,000,000 shares of the Company’s common stock (no fractional shares of Company common stock will be issued) and the 4,000,000 shares of Company common stock currently held by Twin Vee Inc. will be canceled, such that after the Merger the outstanding number of shares of the Company’s common stock will be substantially the same as it was immediately prior to the Merger.

The Merger Agreement contains customary representations, warranties and covenants made by the Company and Twin Vee Inc., including covenants relating to obtaining the requisite approvals of the stockholders of the Company and Twin Vee Inc., indemnification of directors and officers, and the Company’s and Twin Vee Inc.’s conduct of their respective businesses between the date of signing the Merger Agreement and the closing of the Merger. Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of the Company and Twin Vee Inc.

The Merger Agreement contains certain termination rights for both the Company and Twin Vee Inc. In addition, either the Company or Twin Vee Inc. may terminate the Merger Agreement if the Merger is not consummated on or before six months from the signing of the Merger Agreement.

In accordance with the terms of the Merger Agreement, officers, directors and certain stockholders of Twin Vee Inc. have entered into a support agreement with the Company (the “Support Agreements”). The Support Agreements place certain restrictions on the transfer of the shares of Twin Vee Inc. held by the respective signatories thereto and include covenants as to the voting of such shares in favor of approving the transactions contemplated by the Merger Agreement and against any actions that could adversely affect the consummation of the Merger.

The Merger Agreement and form of Twin Vee Inc. Support Agreement have each been included as an exhibit to this Current Report to provide the Company’s stockholders with information regarding their terms. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the parties in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties contained in these agreements were made as of a specified date; may have been made for the purposes of allocating contractual risk between the parties to such agreements; and may be subject to contractual standards of materiality different from what might be viewed as material to the Company’s stockholders. Accordingly, the representations and warranties in these agreements should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company or any other parties thereto at the time they were made. The information in these agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission( the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of these agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. These agreements should not be read alone, but should instead be read in conjunction with each other and other information regarding the Company.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the form of Twin Vee Inc. Support Agreement, which are filed as Exhibits 2.1 and 2.2, respectively, and which are incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company, Twin Vee Inc., the Merger and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the Merger are not satisfied, including the failure to timely or at all obtain stockholder approval for the Merger; uncertainties as to the timing of the consummation of the Merger and the ability of each of the Company and Twin Vee Inc. to consummate the Merger. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, the Company’s recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed, each as filed with or furnished to the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

This communication relates to the proposed transaction pursuant to the terms of the Merger Agreement. In connection with the proposed transaction between the Company and Twin Vee Inc., the Company intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TWIN VEE INC., THE MERGER AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC by contacting the Company, 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982, Attention: Corporate Secretary or via email at investor@twinvee.com. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated September 8, 2022, by and between Twin Vee PowerCats Co. and Twin Vee Powercats, Inc.
2.2	Form of Support Agreement, by and between Twin Vee PowerCats Co. and Twin Vee Powercats, Inc.’s directors, officers and certain stockholders
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2022	Twin Vee Powercats Co. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Chief Executive Officer and President